Annual Report

December 31, 2002

T. Rowe Price
New America Growth Portfolio

Dear Investor

Stocks fell for a third consecutive year as the bear market, which began in 2000, roared through 2002. Losses suffered in the past year placed investors at the doorstep of history, as the Dow Jones Industrial Average posted its worst loss since 1974. Last year's losses were not due to any single event. Instead, numerous financial scandals, a sluggish economy, continued fears over terrorism, and expectations of a war with Iraq left many investors fearful and skittish about owning stocks.

  The New America Growth Portfolio's -28.31% 12-month return was less severe than similar growth-oriented portfolios, as measured by the Lipper Variable Annuity Underlying Multi-Cap Growth Funds Average, which posted a -30.67% result. However, we underperformed the Standard & Poor's 500 Index's -22.10% result largely because of our focus on growth stocks.

Performance Comparison

  Periods Ended 12/31/02                         6 Months              12 Months
  ------------------------------------------------------------
  New America
  Growth Portfolio                                 -9.79%                -28.31%

  S&P 500 Stock Index                             -10.30                 -22.10

  Lipper Variable Annuity
  Underlying Multi-Cap Growth
  Funds Average                                   -12.40                 -30.67

  The broad S&P benchmark has a higher weighting in value-oriented stocks, and value outpaced growth for the year. For the six-month period since June, New America Growth's -9.79% was modestly better than the S&P 500 and Lipper average, which returned -10.30% and -12.40%, respectively.

MARKET ENVIRONMENT

  Stocks were volatile and lower in 2002, as the sluggish economy kept earnings depressed, while valuations were impacted by high-profile scandals at companies such as WorldCom and Enron, fears over war, and terrorism. The second and third quarters were particularly difficult, with both periods posting double-digit declines. Despite some weakness in December, stocks rebounded from depressed levels in the fourth quarter. Several factors encouraged renewed interest in equities, such as improving valuations, paltry bond and money market yields, and signs of improving earnings at some corporations.

  Growth vs. Value

                                    1                 3 Years            3 Years
                                 Year              Cumulative         Annualized

  Russell 1000
  Growth Index                 -27.9%                  -55.5%             -23.6%

  Russell 1000
  Value Index                  -15.5                   -14.7               -5.1

  Russell Midcap
  Growth Index                 -27.4                   -48.8              -20.0

  Russell Midcap
  Value Index                   -9.6                    10.2                3.3

  Russell 2000
  Growth Index                 -30.3                   -50.9              -21.1

  Russell 2000
  Value Index                  -11.4                    24.1                7.5
  --------------------------------------------------------------

  The past year brought more of the same trend that has prevailed for the last three years - growth stocks underperformed value stocks. The returns disparity is massive and apparent across all market caps for the past 12 and 36 months. Among large stocks, the Russell 1000 Growth Index fell nearly 28% in 2002, versus a 15.5% drop in the Russell 1000 Value Index; over three years, the comparison is -23.6% annualized for large-cap growth versus -5.1% annualized for large value. Similarly, the Russell Midcap Growth Index fell 27.4% in 2002, versus a 9.6% drop in the Russell Midcap Value Index; over three years, the comparison is -20.0% annualized for growth versus a gain of 3.3% annualized for value. Across small-caps, the disparity is cavernous with the Russell 2000 Growth Index plunging more than 30% while its value counterpart fell just 11.4%; over three years the disparity is magnified, the -21.1% annual result for small-growth shares pales next to value's 7.5% average annualized gain.

  Granted, the outperformance of value stocks over the past three years was a reversal of the late 1990s, when growth significantly outperformed. It is fairly common for one style to outperform the other over a multiyear period, only to reverse in the following years, as noted in the chart below. We are optimistic that the future holds another period of outperformance for growth, which should benefit your fund.

  BAR GRAPH:  Growth vs Value - Russell 1000

                                 grwth/value
                                        3.36
                                        6.69
                                        8.41
                                       16.96
  12/80                                15.16
                                        4.42
                                        -2.2
                                      -10.81
                                      -12.57
                                       -9.44
                                       -4.07
                                        -1.5
                                        0.42
                                        6.49
                                         9.1
                                       -2.07
                                       -12.3
                                      -17.98
                                       -14.7
                                      -13.76
                                      -11.05
                                       -2.36
                                       -9.41
                                       -4.64
  12/85                                 1.34
                                        2.59
                                       11.74
                                       -2.01
                                       -4.62
                                        1.24
                                       -3.84
                                       11.74
                                        4.81
                                       -7.79
                                      -10.11
                                      -11.79
                                      -11.89
                                       -4.51
                                        0.59
                                        7.76
                                       10.73
                                        9.27
                                       15.75
                                        7.58
  12/90                                 7.82
                                       15.17
                                        4.58
                                        9.87
                                       16.72
                                        2.47
                                       -2.25
                                       -1.28
                                       -8.59
                                      -13.66
                                      -12.68
                                      -19.37
                                       -15.2
                                       -4.72
                                       -1.88
                                        6.51
                                         4.6
                                        6.32
                                       10.02
                                        4.44
  12/95                                -1.18
                                       -1.51
                                        3.18
                                        3.45
                                        1.48
                                        -0.6
                                       -1.85
                                       -6.02
                                       -4.69
                                        2.29
                                        2.56
                                        7.51
                                       23.08
                                       23.07
                                        10.9
                                       16.13
                                       13.27
                                       27.79
                                       34.58
                                       14.51
  12/00                               -21.37
                                      -42.99
                                      -46.51
                                      -36.73
                                      -14.83
                                       -6.38
                                      -17.54
                                       -5.56
  12/02                               -12.36

PORTFOLIO REVIEW

  Sector Diversification

                                               12/31/01                6/30/02            12/31/02
  -----------------------------------------------------------------
  Consumer Discretionary                           22.9%                  23.0%              17.9%

  Consumer Staples                                   1.0                    2.1                2.3

  Energy                                             3.3                    4.0                4.0

  Financials                                        10.9                   12.6               13.7

  Health Care                                       15.4                   20.9               20.1

  Industrials and
  Business Services                                 12.0                   15.9               18.0

  Information Technology                            22.8                   18.7               20.4

  Materials                                          0.0                    0.0                0.0

  Reserves                                           7.3                    1.8                2.0

  Telecommunication
  Services                                           4.1                    1.0                1.6

  Utilities                                          0.3                    0.0                0.0
  -----------------------------------------------------------------
  Total                                             100%                   100%               100%

  For the 12 months ended December 31, most sectors fell: consumer staples, energy, and financials held up the best, while technology, telecom, and utilities were hit the hardest. Your portfolio's focus on faster growing companies means that we had lower exposure to slower growth sectors such as consumer staples, financials, telecom, and utilities than the S&P 500's weighting. Instead, we favor companies in sectors that hold higher-growth prospects found in business services, consumer discretionary (including media and retail), health care, and technology.

  Apollo Group, WellPoint Health Networks, and Expedia were among the portfolio's biggest contributors over the past 12 months. Longtime holding Apollo Group is the largest accredited private university in the United States, with a major presence in both physical campuses and online. In 2002, the company consistently expanded its enrollment (the key metric underlying revenue growth) and earnings beyond expectations. Well managed and boasting a strong balance sheet, Apollo remains a core holding. WellPoint Health Networks is one of the country's largest managed health care companies. Solid earnings growth, a reasonable valuation, and the benefit of positive sector rotation earlier in the year contributed to WellPoint's solid returns.

  We are pleased by how quickly Expedia - a new stock in the portfolio this year
  - has contributed to our results, as it was our second-best stock for the past 12 months and our top contributor over the past six months. Expedia sells plane tickets, hotel rooms, and vacation packages to consumers over the Internet and is the largest online travel agent in the country. The purchase of travel-related services is a huge market, and we believe the migration from traditional travel agents to online agents is only in its infancy. The company's technology advantage has enabled it to seize the leadership spot and continue to take market share. With its excellent profitability and cash-rich balance sheet, it's the furthest thing from the popular conception of an Internet stock. We continue to own Expedia on the basis of its reasonable valuation and its prospects for above-average growth in both the leisure and corporate travel market over the next several years.

  In addition to Expedia, our top contributors since June were Vodafone, Forest Laboratories, and Sysco. Vodafone is one of the world's largest and most diversified wireless telecom service providers. Following several tough years, the shares bounced back in the second half. We think the market has begun to recognize the company's solid assets (Vodafone is #1 or #2 in most of its markets), strong balance sheet, and attractive valuation. Forest Laboratories is a mid-size pharmaceutical company with a strong antidepressant franchise. Good sales of its key drug Celexa helped the company post outstanding earnings and powered the stock in 2002. Sysco is the largest foodservice distributor in North America. Sysco has a 30-year history of producing outstanding financial results, and 2002 was no different.

  The worst performer for the 12-month period was Western Wireless. The wireless service market in the U.S. proved to be more challenging than we expected, as subscriber growth slowed materially, and overcapacity and competition ate away at profits. The firm's weakening balance sheet was the last straw for us, and we eliminated the stock earlier in the year. AOL Time Warner was among the portfolio's largest detractors over the past year. The shares were hurt by eroding fundamentals at AOL classic (the Internet services business) and declining advertising revenues. We trimmed our exposure to this stock in the second half and may continue to do so in 2003.

  Concord EFS, the dominant provider of debit card and ATM processing through its STAR and MAC networks, was the portfolio's largest detractor for the second half and second-biggest detractor for the year. The shares fell after the company reported disappointing third-quarter earnings. However, we like the fundamentals of the rapidly growing debit card market and believe Concord is uniquely positioned to take advantage of this growth, given its 50%-plus market share and its strong balance sheet. We viewed the sell-off as an opportunity to add to our position at a more attractive valuation.

  Similarly, investors punished the shares of Laboratory Corporation of America, our second-biggest detractor since June, for missing its third-quarter earnings forecast. Retailers Home Depot and Target were the third- and fourth-biggest detractors for the six months. Although we were reducing our Home Depot position in advance of the company's disappointing fourth-quarter preannouncement, we did not sell the stock aggressively enough to entirely avoid the sharp sell-off. Target, like most other retailers, posted below-forecast holiday sales. Combined with concerns over its foray into consumer credit, the stock was weak in the latter half of the year. We still hold a significant position in Target because we like its growth potential and believe the current valuation encompasses many of the risks inherent in owning the stock.

  Significant new purchases over the past year included Fiserv, the country's largest outsourced-data processor for credit unions and regional banks; Univision Communications, the largest Hispanic-focused media company in the U.S.; and Concord EFS, as mentioned above. Significant sales during the past year included Apollo Group and WellPoint (both at significant gains) and Freddie Mac.

Investment Strategy

  Given the extraordinary market conditions and losses experienced by investors over the past three years, I'd like to review our investment strategy in more detail and share some examples of how this strategy works in practice.

  Our strategy is deeply rooted in bottom-up, fundamental analysis. We seek to own the best growth companies in America's fastest-growing industries and across the entire market-cap spectrum. Our investments focus on companies that address large and growing market opportunities. We look for superior business models and strong management teams that are able not only to grow with their respective market, but are also able to take market share and deliver growth rates above their respective market rate. Additionally, we are laser-focused on profitable companies that have strong cash flows, which can help confirm the quality of these reported profits. We also insist on owning companies that feature strong balance sheets, as these companies have the best chance of seizing growth opportunities in a better environment, but also have staying power through downturns. Finally, we constantly monitor our holdings' fundamentals and valuation to ensure that we are taking a prudent, but not excessive, level of risk.

  New America Growth's second-largest holding is First Data (FDC), a $27 billion company and the nation's largest processor of credit and debit card payments. Last year, U.S. consumers spent over $5 trillion on goods and services, but only about 30% of these purchases were transacted with credit and debit cards. The balance was purchased with cash and checks. This $5 trillion "market" should grow in line with the economy, and we expect debit and credit card use to grow at an even faster rate at the expense of cash and checkwriting. First Data also owns Western Union, the world's largest money transfer company. This business is growing faster than the card-payment business even though the company has only scratched the surface in large potential markets for money transfers such as China and India.

  Because card processing is a "scale" business, and because worldwide money transfers require a presence in almost every corner of the world, there is a tremendous advantage to holding the number one market share in each business, as unit costs are lower and entry barriers are higher. This enables FDC to maintain and incrementally grow its already large market share while maintaining well above-average profitability. Importantly, the company also generates strong free cash flow, which speaks to the quality of its profits, and enables FDC to maintain a very strong balance sheet.

  All told, we believe First Data's earnings can grow 15% per year over the next few years, even without a pickup in the economy. In our view, FDC's shares are undervalued by about 25%, and based on the company's aggressive stock repurchases, First Data's top-flight management team agrees.

  Another example of how our strategy works in practice is ChoicePoint. This $3.5 billion company specializes in helping companies and individuals manage and reduce risk. The business we are most excited about is called Workplace Solutions, which sells background-check data to businesses, the government, and consumers. Demand for background checks - on potential or existing employees, vendors, customers, and service providers - has risen substantially over the past year-and-a-half. ChoicePoint has been a leader in providing this type of information for years and is in prime position to benefit from rising demand. The company has extremely high profit margins, generates strong cash flows, has a terrific balance sheet, and is superbly managed. We expect profits to rise roughly 20% per year over the next few years. When the stock trended lower this summer, we added significantly to our position. As long as the fundamentals remain solid and the valuation reasonable, we expect to hold this name in the portfolio for quite some time.

Outlook

  While we are certainly glad to put 2002 behind us, the turn of the calendar is not enough to lift several important uncertainties, including the potential war with Iraq and the ongoing sluggishness in the economy. However, we are optimistic on several fronts. First, the corporate shenanigans that plagued markets last year should almost certainly lessen in 2003, as business leaders understand that they are under the scrutiny not only of investors, but also those who carry handcuffs. Second, sluggish as it is, the U.S. economy should continue to benefit from low interest rates and low inflation, while President Bush's proposed tax cuts could provide a further stimulus later this year. Third, valuations have become more reasonable, especially for growth stocks.

  I am confident that our disciplined investment process will serve us well. As portfolio manager of the New America Growth Portfolio, I'm extremely fortunate to work with our talented group of in-house research analysts, who I believe are among the best in our business. We enter 2003 with a portfolio of companies that have exciting growth prospects and the financial strength to flourish in good times, but also weather the bad. I believe the prospects for the New America Growth Portfolio are promising, and I look forward to updating you on our progress at midyear.

  Respectfully submitted,

Joseph M. Milano
Executive vice president and chairman of the portfolio's
Investment Advisory Committee January 14, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio's investment program.

Portfolio Highlights

Twenty-Five Largest Holdings

                                                           Percent of
                                                           Net Assets
                                                             12/31/02
-----------------------------------------------------
Microsoft                                                        3.5%

First Data                                                        3.5

Omnicare                                                          2.8

ChoicePoint                                                       2.8

Cisco Systems                                                     2.7

Concord EFS                                                       2.5

Sysco                                                             2.1

Pfizer                                                            2.0

Fiserv                                                            1.9

Liberty Media                                                     1.9

Target                                                            1.8

SunGard Data Systems                                              1.7

Citigroup                                                         1.7

Apollo Group                                                      1.7

Affiliated Computer Services                                      1.7

Vodafone                                                          1.6

Viacom                                                            1.5

UnitedHealth Group                                                1.5

Baker Hughes                                                      1.4

American International Group                                      1.4

Pharmacia                                                         1.4

Kohl's                                                            1.4

Smith International                                               1.3

Freddie Mac                                                       1.3

Family Dollar Stores                                              1.3

Total                                                           48.4%
-----------------------------------------------------
Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share

6 Months Ended 12/31/02

                             TEN BEST CONTRIBUTORS
-----------------------------------------------------
Expedia *                                                    6(cents)

Vodafone                                                            5

Forest Laboratories *                                               3

Sysco                                                               3

Pharmacia                                                           3

Getty Images *                                                      2

Adobe Systems *                                                     2

Symantec *                                                          2

SLM Corporation *                                                   2

Wal-Mart *                                                          2
-----------------------------------------------------
Total                                                       30(cents)
-----------------------------------------------------

TEN WORST CONTRIBUTORS
-----------------------------------------------------
Concord EFS                                                -19(cents)

Laboratory Corporation of America                                  13

Home Depot                                                          8

Target                                                              8

Brocade Communications Systems                                      7

Baxter International                                                7

Wyeth                                                               6

BISYS Group                                                         6

Pfizer                                                              6

Family Dollar Stores                                                6
-----------------------------------------------------
Total                                                      -86(cents)
-----------------------------------------------------

12 Months Ended 12/31/02

TEN BEST CONTRIBUTORS
-----------------------------------------------------
Apollo Group                                                10(cents)

Expedia *                                                           6

Weight Watchers                                                     3

Smith International                                                 3

Forest Laboratories *                                               3

Adobe Systems                                                       3

Sysco *                                                             3

Getty Images *                                                      2

WellPoint Health Networks                                           2

Fiserv *                                                            2
-----------------------------------------------------
Total                                                       37(cents)
-----------------------------------------------------

TEN WORST CONTRIBUTORS
-----------------------------------------------------
Western Wireless **                                        -22(cents)

Concord EFS                                                        22

Home Depot                                                         19

AOL Time Warner                                                    17

Crown Castle International **                                      13

TMP Worldwide **                                                   12

Clear Channel Communications                                       12

Target                                                             12

Brocade Communications Systems                                     10

Peregrine Systems **                                               10
-----------------------------------------------------
Total                                                     -149(cents)
-----------------------------------------------------

* Position added

** Position eliminated

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

New America Growth Portfolio

                    S&P 500                Lipper Variable Annuity                   New America
As of           Stock Index                   Underlying Multi-Cap              Growth Portfolio
12/31/02                                      Growth Funds Average

3/31/94              10,000                                 10,000                        10,000
12/31/94             10,532                                 10,243                        10,100
12/31/95             14,489                                 14,053                        15,260
12/31/96             17,816                                 16,528                        18,325
12/31/97             23,760                                 19,897                        22,195
12/31/98             30,550                                 25,168                        26,303
12/31/99             36,978                                 41,415                        29,657
12/31/00             33,610                                 37,857                        26,506
12/31/01             29,616                                 29,787                        23,367
12/31/02             23,070                                 21,419                        16,752

Average Annual Compound Total Return

This table shows how the portfolio would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

New America Growth Portfolio
Periods Ended 12/31/02

                                                         Since         Inception
1 Year              3 Years          5 Years         Inception              Date
------------------------------------------------------------
-28.31%             -17.34%           -5.47%             6.07%           3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price New America Growth Portfolio

                                                          For a share outstanding throughout each period
                                                   --------------------------------------------------------
                                       Year
                                      Ended
                                   12/31/02        12/31/01         12/31/00        12/31/99       12/31/98


NET ASSET VALUE

Beginning of period                 $ 18.12          $20.91           $26.18          $24.74         $21.35
Investment activities
  Net investment
  income (loss)                      (0.05)          (0.04)           (0.04)          (0.07)         (0.08)

  Net realized and
  unrealized gain (loss)             (5.08)          (2.44)           (2.64)            3.10           3.97

  Total from
  investment activities              (5.13)          (2.48)           (2.68)            3.03           3.89

Distributions
  Net realized gain                       -          (0.31)           (2.59)          (1.59)         (0.50)

NET ASSET VALUE
End of period                       $ 12.99          $18.12           $20.91          $26.18         $24.74
                                    ----------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)              (28.31)%        (11.84)%         (10.62)%          12.75%         18.51%

Ratio of total expenses
to average net assets                 0.85%           0.85%            0.85%           0.85%          0.85%

Ratio of net investment
income (loss) to average
net assets                          (0.29)%         (0.20)%          (0.18)%         (0.30)%        (0.34)%

Portfolio turnover rate               62.7%           56.4%            89.2%           42.1%          46.0%

Net assets, end of period
(in thousands)                      $55,871         $90,282         $108,835        $125,974       $118,989

(diamond)Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price New America Growth Portfolio
December 31, 2002

                                                                          Shares                  Value
----------------------------------------------------------------------------
                                                                                           In thousands
COMMON STOCKS 98.0%

CONSUMER DISCRETIONARY 16.9%

Hotels, Restaurants & Leisure 0.8%
Starbucks *                                                               21,900                   $446

                                                                                                    446

Internet & Catalog Retail 1.0%
USA Interactive *                                                         23,900                    548

                                                                                                    548

Media 6.3%
AOL Time Warner *                                                         27,400                    359

Clear Channel Communications *                                             4,400                    164

Comcast Class A *                                                          3,450                     78

Echostar Communications
  Class A *                                                               16,700                    372

Getty Images *                                                             8,700                    266

Liberty Media Class A *                                                  116,700                  1,043

Univision Communications
  Class A *                                                               17,050                    417

Viacom Class B *                                                          20,701                    844

                                                                                                  3,543

Multiline Retail 6.9%
Costco Wholesale *                                                        16,300                    457

Dollar General                                                            31,450                    376

Family Dollar Stores                                                      23,300                    727

Kohl's *                                                                  13,500                    755

Target                                                                    34,000                  1,020

Wal-Mart                                                                  10,900                    551

                                                                                                  3,886

Specialty Retail 1.9%
Home Depot                                                                15,300                    367

Weight Watchers *                                                         14,600                    671

                                                                           1,038

Total Consumer Discretionary                                                                      9,461

CONSUMER STAPLES 2.3%
Food & Drug Retailing 2.3%
Sysco                                                                     38,450                  1,145

Walgreen                                                                   4,400                    129

Total Consumer Staples                                                                            1,274

                                                                          Shares                  Value
----------------------------------------------------------------------------
                                                                                           In thousands
ENERGY 4.0%

Energy Equipment & Services 4.0%
Baker Hughes                                                              24,725                   $796

Diamond Offshore Drilling                                                 31,750                    693

Smith International *                                                     22,500                    734

Total Energy                                                                                      2,223

FINANCIALS 13.4%

Banks 1.4%
Mellon Financial                                                          14,600                    381

Northern Trust                                                            11,100                    389

                                                                                                    770

Diversified Financials 7.2%
Charles Schwab                                                            14,550                    158

Citigroup                                                                 26,800                    943

Freddie Mac                                                               12,400                    732

Goldman Sachs Group                                                       10,250                    698

SLM Corporation                                                            4,500                    467

State Street                                                              14,800                    577

Waddell & Reed Financial
  Class A                                                                 22,500                    443

                                                                                                  4,018

Insurance 4.8%
AMBAC                                                                      6,150                    346

American International Group                                              13,600                    787

Hartford Financial Services Group                                          6,200                    282

Marsh & McLennan                                                          14,700                    679

Progressive Corporation                                                    5,000                    248

Prudential                                                                 4,700                    149

Travelers Property Casualty
  Class A *                                                               15,557                    228

                                                                                                  2,719

Total Financials                                                                                  7,507

HEALTH CARE 20.0%

Biotechnology 3.1%
Amgen *                                                                    4,400                    213

Cephalon *                                                                 7,150                    348

Genentech *                                                                3,600                    119

Gilead Sciences *                                                         13,300                    452

MedImmune *                                                               21,400                    582

                                                                                                  1,714

Statement of Net Assets
T. Rowe Price New America Growth Portfolio
December 31, 2002

                                                                          Shares                  Value
----------------------------------------------------------------------------
                                                                                           In thousands
Health Care Equipment & Supplies 2.5%
Baxter International                                                      17,650                   $494

Biomet                                                                     8,800                    252

Dentsply International                                                    17,750                    661

                                                                                                  1,407

Health Care Providers & Services 7.0%
Anthem *                                                                   9,600                    604

HCA                                                                        2,600                    108

Laboratory Corporation
  of America *                                                            18,900                    439

Omnicare                                                                  66,000                  1,573

UnitedHealth Group                                                         9,850                    822

WellPoint Health Networks *                                                5,200                    370

                                                                                                  3,916

Pharmaceuticals 7.4%
Abbott Laboratories                                                       16,900                    676

Allergan                                                                   6,100                    351

Eli Lilly                                                                  6,600                    419

Forest Laboratories *                                                      4,000                    393

Pfizer                                                                    36,400                  1,113

Pharmacia                                                                 18,100                    757

Wyeth                                                                     12,150                    454

                                                                                                  4,163

Total Health Care                                                                                11,200

INDUSTRIALS & BUSINESS SERVICES 18.0%

Aerospace & Defense 0.6%
Honeywell International                                                   14,700                    353

                                                                                                    353

Air Freight & Logistics 1.0%
UPS Class B                                                                9,000                    568

                                                                                                    568

Commercial Services & Supplies 14.4%
Apollo Group Class A *                                                    21,200                    933

BISYS Group *                                                             15,100                    240

Certegy *                                                                 26,200                    643

ChoicePoint *                                                             39,600                  1,564

Concord EFS *                                                             89,050                  1,402

First Data                                                                55,000                  1,948

Fiserv *                                                                  31,500                  1,069

Robert Half International *                                               13,750                    221

                                                                                                  8,020

                                                                          Shares                  Value
----------------------------------------------------------------------------
                                                                                           In thousands
Industrial Conglomerates 1.0%
GE                                                                        23,500                   $572

                                                                                                    572

Machinery 1.0%
Danaher                                                                    8,100                    532

                                                                                                    532

Total Industrials & Business Services                                                            10,045

INFORMATION TECHNOLOGY 20.1%

Communications Equipment 3.6%
Brocade Communications
  Systems *                                                               14,950                     62

Cisco Systems *                                                          113,450                  1,486

Nokia ADR                                                                 15,400                    239

QUALCOMM *                                                                 5,800                    211

                                                                                                  1,998

Computer Peripherals 0.5%
Lexmark International Class A *                                            4,400                    266

                                                                                                    266

Internet Software & Services 0.7%
Expedia Class A *                                                          5,900                    395

                                                                                                    395

IT Consulting & Services 4.6%
Accenture Class A *                                                       39,400                    709

Affiliated Computer Services
  Class A *                                                               17,700                    932

SunGard Data Systems *                                                    40,900                    963

                                                                                                  2,604

Semiconductor Equipment & Products 4.7%
Analog Devices *                                                          23,600                    563

Applied Materials *                                                       30,200                    394

Intersil Holding Class A *                                                27,000                    376

KLA-Tencor *                                                               9,200                    326

Maxim Integrated Products                                                 16,800                    555

Texas Instruments                                                         27,450                    412

                                                                                                  2,626

Software 6.0%
Adobe Systems                                                             13,700                    340

Mercury Interactive *                                                     10,650                    316

Microsoft *                                                               38,000                  1,965

Siebel Systems *                                                          15,700                    117

Symantec *                                                                 7,350                    298

VERITAS Software *                                                        20,000                    312

                                                                                                  3,348

Total Information Technology                                                                     11,237

Statement of Net Assets
T. Rowe Price New America Growth Portfolio
December 31, 2002

                                                                          Shares                  Value
----------------------------------------------------------------------------
                                                                                           In thousands
TELECOMMUNICATION SERVICES 1.6%

Wireless Telecommunication Services 1.6%
Vodafone ADR                                                              50,200                   $910

Total Telecommunication Services                                                                    910

Total Miscellaneous Common Stocks 1.7%                                                              920

Total Common Stocks (Cost $56,715)                                                               54,777

Short-Term Investments 2.2%
Money Market Fund 2.2%
T. Rowe Price Reserve Investment
  Fund, 1.53% #                                                        1,200,548                  1,201

Total Short-Term Investments
(Cost $1,201)                                                                                     1,201

Total Investments in Securities
100.2% of Net Assets (Cost $57,916)                                                             $55,978

Other Assets Less Liabilities                                                                     (107)

NET ASSETS                                                                                      $55,871
                                                                                               --------

                                                                                                  Value
----------------------------------------------------------------------------
                                                                                           In thousands
Net Assets Consist of:
Undistributed net realized gain (loss)                                                        $(17,471)

Net unrealized gain (loss)                                                                      (1,938)

Paid-in-capital applicable to
4,300,457 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                                                                  75,280

NET ASSETS                                                                                      $55,871
                                                                                               --------

NET ASSET VALUE PER SHARE                                                                        $12.99
                                                                                               --------

# Seven-day yield

* Non-income producing

ADR American Depository Receipts

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price New America Growth Portfolio
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/02
Investment Income (Loss)

Income
  Dividend                                                                  $326

  Interest                                                                    61

  Total income                                                               387

Expenses
  Investment management and administrative expense                           587

Net investment income (loss)                                               (200)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                   (9,171)

Change in net unrealized gain (loss) on securities                      (15,620)

Net realized and unrealized gain (loss)                                 (24,791)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $(24,991)
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
In thousands

                                                                               Year
                                                                              Ended
                                                                           12/31/02              12/31/01

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                                               $(200)                $(188)

  Net realized gain (loss)                                                  (9,171)               (8,198)

  Change in net unrealized gain (loss)                                     (15,620)               (4,781)

  Increase (decrease) in net assets from operations                        (24,991)              (13,167)

Distributions to shareholders
  Net realized gain                                                               -               (1,525)

Capital share transactions *
  Shares sold                                                                17,353                13,804

  Distributions reinvested                                                        -                 1,525

  Shares redeemed                                                          (26,773)              (19,190)

  Increase (decrease) in net assets from capital
  share transactions                                                        (9,420)               (3,861)

Net Assets

Increase (decrease) during period                                          (34,411)              (18,553)

Beginning of period                                                          90,282               108,835

End of period                                                               $55,871               $90,282
                                                                              -----------------------

*Share information
  Shares sold                                                                 1,204                   744

  Distributions reinvested                                                        -                    85

  Shares redeemed                                                           (1,886)               (1,051)

  Increase (decrease) in shares outstanding                                   (682)                 (222)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price New America Growth Portfolio
December 31, 2002

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $41,755,000 and $45,838,000, respectively, for the year ended December 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

  There were no distributions in the year ended December 31, 2002. At December 31, 2002, the tax-basis components of net assets were as follows:

  Unrealized appreciation                                            $8,599,000

  Unrealized depreciation                                           (11,321,000)

  Net unrealized appreciation (depreciation)                         (2,722,000)

  Capital loss carryforwards                                        (16,687,000)

  Paid-in capital                                                    75,280,000

  Net assets                                                        $55,871,000
                                                                    ------------

  Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $784,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003.

  The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. In 2002, the fund did not utilize any capital loss carryforwards. As of December 31, 2002, the fund had $7,025,000 of capital loss carryforwards that expire in 2009, and $9,662,000 that expire in 2010.

T. Rowe Price New America Growth Portfolio

  For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

  Undistributed net investment income                                  $200,000

  Paid-in capital                                                     (200,000)

  At December 31, 2002, the cost of investments for federal income tax purposes was $58,700,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At December 31, 2002, $54,000 was payable under the agreement.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $61,000 and are reflected as interest income in the accompanying Statement of Operations.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price New America Growth Portfolio


  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
  T. Rowe Price New America Growth Portfolio (one of the portfolios comprising
  T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

  PricewaterhouseCoopers LLP
  Baltimore, Maryland
  January 21, 2003

T. Rowe Price New America Growth Portfolio

About the Portfolio's Directors and Officers

     Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)            Principal Occupation(s) During Past 5 Years and
Year Elected*              Directorships of Other Public Companies
-------------------------------------------------------------------------------
Anthony W. Deering         Director, Chairman of the Board, President, and
(1/28/45)                  Chief Executive Officer, The Rouse Company,
2001                       real estate developers
-------------------------------------------------------------------------------
Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an acquisition
(1/27/43)                  and management advisory firm
1994
-------------------------------------------------------------------------------
David K. Fagin             Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                   Golden Star Resources Ltd., and Canyon Resources
1994                       Corp. (5/00 to present); Chairman and President, Nye
                           Corp.
-------------------------------------------------------------------------------
F. Pierce Linaweaver       President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                  consulting environmental and civil engineers
2001
-------------------------------------------------------------------------------
Hanne M. Merriman          Retail Business Consultant; Director, Ann Taylor
(11/16/41)                 Stores Corp., Ameren Corp., Finlay Enterprises,
1994                       Inc., The Rouse Company, and US Airways Group, Inc.
-------------------------------------------------------------------------------
John G. Schreiber          Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                 a real estate investment company; Senior Advisor
2001                       and Partner, Blackstone Real Estate Advisors, L.P.;
                           Director, AMLI Residential Properties Trust, Host
                           Marriott Corp., and The Rouse Company
-------------------------------------------------------------------------------
Hubert D. Vos              Owner/President, Stonington Capital Corp., a private
(8/2/33)                   investment company
1994
-------------------------------------------------------------------------------
Paul M. Wythes             Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                  capital limited partnership, providing equity
1994                       capital to young high-technology companies throughout
                           the United States; Director, Teltone Corp.T. Rowe
                           Price New America Growth Portfolio
-------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price New America Growth Portfolio

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price       Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]           Directorships of Other Public Companies

-------------------------------------------------------------------------------
John H. Laporte                Director and Vice President, T. Rowe Price Group,
(7/26/45)                      Inc.; Vice President, T. Rowe Price
1994
[15]
-------------------------------------------------------------------------------
James S. Riepe                 Director and Vice President, T. Rowe Price;
(6/25/43)                      Vice Chairman of the Board, Director, and
1994                           Vice President, T. Rowe Price Group, Inc.;
[105]                          Chairman of the Board and Director, T. Rowe Price
                               Global Asset Management Limited, T. Rowe Price
                               Investment Services, Inc., T. Rowe Price
                               Retirement Plan Services, Inc., and T. Rowe Price
                               Services, Inc.; Chairman of the Board, Director,
                               President, and Trust Officer, T. Rowe Price Trust
                               Company; Director, T. Rowe Price International,
                               Inc., and T. Rowe Price Global Investment
                               Services Limited; Chairman of the Board, Equity
                               Series
-------------------------------------------------------------------------------
M. David Testa                 Chief Investment Officer, Director, and Vice
(4/22/44)                      President, T. Rowe Price; Vice Chairman of the
1994                           Board, Chief Investment Officer, Director, and
[105]                          Vice President, T. Rowe Price Group, Inc.;
                               Director, T. Rowe Price Global Asset Management
                               Limited, T. Rowe Price Global Investment Services
                               Limited, and T. Rowe Price International, Inc.;
                               Director and Vice President, T. Rowe Price Trust
                               Company; President, Equity Series
-------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.

Officers

Name (Date of Birth)
Position(s) Held With Fund           Principal Occupation(s)
-------------------------------------------------------------------------------
Brian W.H. Berghuis (10/12/58)       Vice President, T. Rowe Price and T.
Executive Vice President,            Rowe Price Group, Inc.
Equity Series
-------------------------------------------------------------------------------
Stephen W. Boesel (12/28/44)         Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Series        Price  Group, Inc., and T. Rowe Price Trust
                                     Company
-------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)         Vice President, T. Rowe Price, T. Rowe
Treasurer, Equity Series             Price Group, Inc., and T. Rowe Price
                                     Investment Services, Inc.
-------------------------------------------------------------------------------
Arthur B. Cecil III (9/15/42)        Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series        Price Group, Inc.
-------------------------------------------------------------------------------
Giri Devulapally (11/18/67)          Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series        Price Group, Inc.
-------------------------------------------------------------------------------
Anna M. Dopkin (9/5/67)              Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series        Price Group, Inc.
-------------------------------------------------------------------------------
Robert N. Gensler (10/18/57)         Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series        Price Group, Inc.
-------------------------------------------------------------------------------
Eric M. Gerster (3/23/71)            Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series        Price Group, Inc.
-------------------------------------------------------------------------------

T. Rowe Price New America Growth Portfolio

Officers (continued)

Name (Date of Birth)
Position(s) Held With Fund           Principal Occupation(s)
-------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)          Director and Vice President, T. Rowe
Vice President, Equity Series        Price Group, Inc., T. Rowe Price Investment
                                     Services, Inc., T. Rowe Price Services,
                                     Inc., and T. Rowe Price Trust Company; Vice
                                     President, T. Rowe Price, T. Rowe Price
                                     International, Inc., and T. Rowe Price
                                     Retirement Plan Services, Inc.
-------------------------------------------------------------------------------
Kris H. Jenner (2/5/62)              Vice President, T. Rowe Price and T. Rowe
Executive Vice President,            Price Group, Inc.
Equity Series
-------------------------------------------------------------------------------
J. Jeffrey Lang (1/10/62)            Vice President, T. Rowe Price and T. Rowe
President, Equity Series             Vice Price Trust Company
-------------------------------------------------------------------------------
John D. Linehan (1/21/65)            Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Series        Price Group, Inc., and T. Rowe Price
                                     International, Inc.
-------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)        Assistant Vice President, T. Rowe Price
Secretary, Equity Series             and T. Rowe Price Investment Services, Inc.
-------------------------------------------------------------------------------
David S. Middleton (1/18/56)         Vice President, T. Rowe Price, T. Rowe
Controller, Equity Series            Price Group, Inc., and T. Rowe Price Trust
                                     Company
-------------------------------------------------------------------------------
Joseph Milano (9/14/72)              Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series        Price Group, Inc.
-------------------------------------------------------------------------------
Larry J. Puglia, CFA (8/25/60)       Vice President, T. Rowe Price and T. Rowe
Executive Vice President,            Price Group, Inc.
Equity Series
-------------------------------------------------------------------------------
Brian C. Rogers (6/27/55)            Director and Vice President, T. Rowe
Executive Vice President,            Price Group, Inc.; Vice President, T.
Equity Series                        Rowe Price and T. Rowe Price Trust Company
-------------------------------------------------------------------------------
Robert W. Smith (4/11/61)            Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Series        Price Group, Inc., and T. Rowe Price
                                     International, Inc.
-------------------------------------------------------------------------------
Michael F. Sola (7/21/69)            Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series        Price Group, Inc.
-------------------------------------------------------------------------------
William J. Stromberg, CFA            Vice President, T. Rowe Price and T. Rowe
(3/10/60)                            Price Group, Inc.
Vice President, Equity Series
-------------------------------------------------------------------------------
John F. Wakeman (11/25/62)           Vice President, T. Rowe Price and T.
Vice President, Equity Series        Rowe Price Group, Inc.
-------------------------------------------------------------------------------
Richard T. Whitney (5/7/58)          Vice President, T. Rowe Price, T.
Executive Vice President,            Rowe Price Group, Inc., T. Rowe Price
Equity Series                        Trust Company, and T. Rowe Price
                                     International, Inc.
-------------------------------------------------------------------------------
R. Candler Young (9/28/71)           Vice President, T. Rowe Price and T.
Vice President, Equity Series        Rowe Price Group, Inc.; formerly Investment
                                     Banking Summer Associate, Goldman Sachs &
                                     Company (to 1999)
-------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

29338
TRP652 (2/03)
K15-050 12/31/02